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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 12, 2001




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            DELAWARE                   001-11001               06-0619596
  (State or other jurisdiction        (Commission           (I.R.S. Employer
        of incorporation)             File Number)          Identification No.)

                        3 HIGH RIDGE PARK, P.O. BOX 3801
                               STAMFORD, CONNECTICUT              06905
                    (Address of Principal Executive Offices)    (Zip Code)

                                 (203) 614-5600
               Registrant's Telephone Number, Including Area Code


                           No Change Since Last Report
                   -------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.     FINANCIAL STATEMENTS, EXHIBITS

            (c) EXHIBITS

            Pursuant to our offering of equity units, we filed a report on Form 8-K on June 12, 2001 attaching the documents listed below. These documents are all documents pertaining to the equity units offering and are described in detail in our prospectus filed on Form 424B3 on June 5, 2001, herein incorporated by reference.

            4.1 Form of Warrant Agreement between Citizens Communications Company and The Chase Manhattan Bank, as Warrant Agent, governing the exercise of the warrants, which along with senior notes due 2006, constitute the equity units (incorporated herein by reference to Exhibit 4.1 to the Form 8-K filed on June 12, 2001).

            4.2 Form of Pledge Agreement between Citizens Communications Company and The Bank of New York, as Collateral Agent, Securities Intermediary and Custodial Agent and The Chase Manhattan Bank, as Warrant Agent, governing the pledge of the senior notes as collateral for the obligation to purchase common stock under the warrant (incorporated herein by reference to Exhibit 4.2 to the Form 8-K filed on June 12, 2001).

            4.3 Form of Remarketing Agreement between Citizens Communications Company and Morgan Stanley & Co. Incorporated, as Remarketing Agent, governing the terms of the remarketing of the senior notes (incorporated herein by reference to Exhibit 4.3 to the Form 8-K filed on June 12, 2001).

            4.4 Form of Second Supplemental Indenture to Senior Indenture, dated as of May 23, 2001, between Citizens Communications Company and The Chase Manhattan Bank, as Trustee, governing the terms of the senior notes (incorporated herein by reference to Exhibit 4.4 to the Form 8-K filed on June 12, 2001).

            4.5 Form of Equity Unit Certificate (included in the form of Warrant Agreement filed herewith as Exhibit 4.1) (incorporated herein by reference to Exhibit 4.5 to the Form 8-K filed on June 12, 2001).

            4.6 Form of Treasury Equity Unit Certificate, holders of equity units may create treasury units by substituting U.S treasury securities for the senior notes (included in the form of Warrant Agreement filed herewith as Exhibit 4.1) (incorporated herein by reference to Exhibit 4.6 to the Form 8-K filed on June 12, 2001).

            4.7 Form of 2006 Senior Note (included in the form of Second Supplemental Indenture filed herewith as Exhibit 4.4) (incorporated herein by reference to Exhibit 4.7 to the Form 8-K filed on June 12,
            2001).

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CITIZENS COMMUNICATIONS COMPANY


Date:  December  11, 2001               By: /s/ Robert J. Larson
                                          --------------------------------------
                                        Name:   Robert J. Larson
                                        Title:  Vice President and Chief
                                                Accounting Officer